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                                 March 23, 2005

                    Cohen & Steers Realty Income Fund, Inc.

                      Supplement to the Class I Prospectus
               Dated May 1, 2004 (as revised September 30, 2004)

     Beginning June 1, 2005, the fund will charge you a redemption fee of 1.00% of the value of Class I shares sold or exchanged within six months of the time of any purchase. Please note that this fee will only apply with respect to purchases made on or after June 1, 2005. Any purchases made in the fund prior to June 1, 2005 will not be subject to a redemption fee. The fund has adopted this redemption fee in an effort to further the interests of longer-term shareholders, who are adversely affected when shares are sold soon after purchase.

     The fund will not charge this fee on shares that are acquired by reinvestment of dividends or distributions. For purposes of calculating the redemption fee, shares that are held longer than six months and shares acquired by reinvestment of dividends or distributions, will be deemed to have been sold first. The redemption fee may be waived, in the fund's sole discretion, for redemptions or exchanges by: (i) retirement and deferred compensation plans, banks or trust company accounts, asset allocation programs or managed account programs, (ii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption fee to underlying shareholders, (iii) accounts due to death or disability of a shareholder and
(iv) certain other accounts as approved by the fund.

     As a result, effective June 1, 2005 the information below supplements and changes the following sections of the fund's prospectus:

FEES AND EXPENSES OF THE FUND

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of redemption proceeds;
also imposed on exchanges)................................. 1.00% during the first six months;
                                                            0% thereafter




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HOW TO PURCHASE AND SELL FUND SHARES

EXCHANGE PRIVILEGE

The fund will charge you a redemption fee of 1.00% if you exchange shares within six months of the time you purchased them. See "How to Sell Fund Shares - Other Redemption Information - Payment of Redemption Proceeds."

HOW TO SELL FUND SHARES

Other Redemption Information

Payment of Redemption Proceeds. The fund will charge you a redemption fee of 1.00% of the value of Class I shares redeemed or exchanged within six months of the time you purchased them (other than those shares acquired through reinvestment of dividends or other distributions). For purposes of calculating the redemption fee, shares that are held longer than six months, and shares acquired by reinvestment of dividends or distributions, will be deemed to have been sold first. The redemption fee may be waived, in the fund's sole discretion, for redemptions or exchanges by: (i) retirement and deferred compensation plans, bank or trust company accounts, asset allocation programs or managed accounts programs, (ii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption fee to underlying stockholders, (iii) accounts due to death or disability of a stockholder and (iv) certain other accounts as approved by the fund. Since the fund is designed to be a long-term investment, this fee is intended to compensate the fund for the costs imposed by short-term investors.


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